Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Robert Silzer, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1.	the Annual Report on Form 10-K of DSG Global Inc. for the year ended December 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of DSG Global Inc.

Date: May 15, 2020

/s/ Robert Silzer
Robert Silzer
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)